Diversification --
                                the Essence of the Concert Social Awareness Fund

                                                      [PHOTO OMITTED]

                                                      Concert Social
                                                      Awareness Fund

                                                      --------------------
         [GRAPHIC OMITTED]                            SEMI - ANNUAL REPORT
                                                      --------------------

                                                      July 31, 1999

                                               [LOGO] Smith Barney
                                                      Mutual Funds

Concert Social
Awareness Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Concert Social Awareness Fund ("Fund") seeks high total return consisting of capital appreciation and current income by investing in a combination of equity and fixed-income securities of issuers who demonstrate a positive awareness of their impact on society.

Concert Social Awareness Fund
Average Annual Total Returns
July 31, 1999

                                              Without Sales Charge(1)
                                 ----------------------------------------------
                                 Class A            Class B          Class L(2)
================================================================================
Six Months+                        2.38%              1.99%            1.99%
--------------------------------------------------------------------------------
One-Year                          18.19              17.29            17.34
--------------------------------------------------------------------------------
Five-Year                         17.97              17.08            17.14
--------------------------------------------------------------------------------
Ten-Year                           N/A               12.87             N/A
--------------------------------------------------------------------------------
Since Inception++                 16.13              12.54            14.72
================================================================================

                                               With Sales Charge(3)
                                 ----------------------------------------------
                                 Class A            Class B          Class L(2)
================================================================================
Six Months+                       (2.76)%            (2.98)%           0.00%
--------------------------------------------------------------------------------
One-Year                          12.31              12.29            15.18
--------------------------------------------------------------------------------
Five-Year                         16.76              16.98            16.91
--------------------------------------------------------------------------------
Ten-Year                           N/A               12.87             N/A
--------------------------------------------------------------------------------
Since Inception++                 15.25              12.54            14.53
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are re deemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

We cautioned in our last annual report letter that we thought that 1999 would prove to be a satisfactory year from a performance standpoint, but that it was unlikely to duplicate the very positive performance of 1998. So far our expectations have turned out to be true. The upturn in interest rates has, for now, taken the valuation issue out of the stock price equation. The burden in determining value in today's stock market has fallen entirely on the earnings side of the formula. In fact, in recent weeks, interest rates have actually caused valuation contraction in the stocks of some of the best long-term growth companies. We view these developments as interim in nature and therefore have not materially altered our core stock investments. However, we do believe that a valuation misalignment between stocks and bonds has developed, favoring bonds.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

                 Class A            SSIAX
                 Class B            SESIX
                 Class L            SESLX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................    1

Historical Performance ....................................................    7

Concert Social Awareness Fund
at a Glance ...............................................................   10

Schedule of Investments ...................................................   11

Statement of Assets and Liabilities .......................................   16

Statement of Operations ...................................................   17

Statements of Changes in Net Assets .......................................   18

Notes to Financial Statements .............................................   19

Financial Highlights ......................................................   24

Additional Shareholder Information ........................................   27

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]                            [PHOTO OMITTED]

HEATH B. MCLENDON                          ELLEN S. CAMMER

Chairman                                   Vice President and Investment Officer

                                           [PHOTO OMITTED]

                                           ROBERT J. BRADY, CFA

                                           Vice President and Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Concert Social Awareness Fund ("Fund") for the period ended July 31, 1999. We hope you find this report to be useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. Also, an article that provides more details regarding the Fund's investment process entitled "Issues That Count" appears on page five of this report.

Investment Objective and Performance Update

As previously noted, the Concert Social Awareness Fund seeks to provide high total return made up of current income and capital appreciation, through a carefully determined balance of stocks and bonds with an emphasis on issuers who, in the opinion of the Fund's portfolio managers, demonstrate a positive awareness of their impact on society. Under normal market conditions, the Fund will have 75% of its assets invested in stocks and 25% in bonds. The Fund's investment mix may vary from time to time (i.e., +/- 10 percentage points) to reflect current market conditions.

The Concert Social Awareness Fund returned 2.38% for Class A shares without sales charges for the six months ended July 31, 1999. In comparison, the S&P 500 Index* returned 4.50% and the Lehman Brothers Government/Corporate Bond Index** returned a negative 3.24% over the same period. Moreover, the Fund underperformed its Lipper Inc. peer group return of 2.66% for the same period. (Lipper Inc. is a major fund-tracking organization.)

Stock Market Update and Portfolio Changes

The first half of the Fund's fiscal year saw higher stock market volatility with the price change for the benchmark Standard & Poor 500 stock index averaging plus or minus 3.5% to 4.0% per month. Unfortunately, those movements all but washed themselves out, leaving the cumulative six-month price change at only 3.8%. (When dividends are included, the S&P 500's total return was about 4.4%.) When you break down the S&P 500 Index into its growth vs. value components, performance between the two investment styles diverged materially.

That difference reflected one of the most violent sector rotations during the month of April that we can recall throughout our entire Wall Street careers. The stocks of companies particularly sensitive to acceleration in economic activity and/or an upturn in commodity prices came back into favor with a vengeance. Over that reporting period for instance, while some well regarded growth stocks in the healthcare and consumer products areas were declining 5% to 15% in price, some leading heavy industry company stocks in

----------
* The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.

** The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  1
the aluminum, chemical, paper, steel and machinery areas were registering price gains of about 30% to 50%. (Please note that in many of those latter cases there has not been much follow through since April.) We suspect that as much as anything else, these price moves can be attributable to diminishing investor fears that less-developed countries were going to lead the global economy into a deflationary spiral. Once those concerns lessened, then the outlook shifted back towards economic growth and some commodity price rebounds.

We find some support for this view in the fact that a number of indicators of foreign stock performance mimicked, with remarkable similarity, our domestic cyclical stock performance during April. We were able to capture some of the better performance from the cyclical side of the stock market, referenced earlier, through a number of our stock positions, but our sector weightings were still skewed in the opposite direction.

The largest positive contributions to our first half performance came from such investments as International Business Machines, US Freightways Corp., Enron, Phillips NV, Amgen, BP Amoco, Alcoa, Williams Cos., Dollar General and Tribune. (Please note that all of the Fund's holdings are as of July 31, 1999 and are subject to change.) And while we did not materially change the Fund's portfolio emphasis during this time, we believe that our focus on a "best of class" approach in our investment process allowed us to capture a share of the market shift to more economically or commodity sensitive opportunities.

We cautioned in our last annual report letter that we thought that 1999 would prove to be a satisfactory year from a performance standpoint, but that it was unlikely to duplicate the very positive performance of 1998. So far our expectations have turned out to be true. The upturn in interest rates has, for now, taken the valuation issue out of the stock price equation. The burden in determining value in today's stock market has fallen entirely on the earnings side of the formula. In fact, in recent weeks, interest rates have actually caused valuation contraction in the stocks of some of the best long-term growth companies. We view these developments as interim in nature and therefore have not materially altered our core stock investments. However, we do believe that a valuation misalignment between stocks and bonds has developed, favoring bonds.

Accordingly, we have shifted some Fund assets from stocks to bonds, bringing our stock allocation at the end of July 1999 to about 70%, below our normal 75% guideline, which reflects our more defensive posture. We anticipate that we will have the opportunity to reverse that decision over the next several quarters if market conditions warrant.

Bond Market Update and Portfolio Changes

1999 so far has been a tough year for the bond market. The first three months were spent reversing last year's flight to quality that had pushed U.S. Treasury yields to historic lows last year as economic data continued to come in more buoyant than previous expectations.

Federal Reserve Board ("Fed") focus centered on the continued strength of the U.S. economy, an export led recovery in Asia and decade low unemployment and whether these factors would cause fears of building inflationary imbalances to rise. Since then, the markets began preparing for the Fed to raise interest rates. And in fact, after a May announcement by the Fed that it was shifting to a tightening bias, the quarter culminated with a 25 basis point rate hike by the Federal Open Market Committee ("FOMC").

Many of our shareholders may now be asking, "Where are the signs of inflation?" What frightened the bond market was a large increase in the April Consumer Price Index ("CPI") reflecting the rise in oil prices. While the rise has not been confirmed by the subsequent month's data, it was the first large reading in years, causing investor fears that inflation was once again stirring.

The period covered by this report began with February, which in fact was the worst month for U.S.Treasury market total return performance since the 1980s. During the reporting period, long-term bond yields


--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders
rose about 92 basis points, reversing the move of the prior six months. Almost all of the major fixed income indexes posted negative returns. The total return for the long end of the market as evidenced by the Lehman Brothers Long Treasury Index was a negative 7.94%. (The Lehman Brothers Long Treasury Bond Index is a weighted average of all Treasury securities with maturities of 10 years and longer.) Intermediate bonds faired substantially better, with the Lehman Intermediate Treasury Index++ down just under 1% to a negative 0.90%.

Early in the period, both mortgage-backed securities and corporate bonds performed well. First, through most of the first half of 1999, mortgage-backed securities were one of the best performing asset classes in the bond market although recently these securities have also come under pressure. The mortgage weighting began the period at a high of 22% of the fixed income holdings, and by the end of July was reduced to 14%.

Our strategy involves looking for opportunities to add value through changing sector weightings and this was a period where there were some meaningful shifts in the Fund's fixed income weighting that we believe allowed us to navigate a treacherous market with only minor negative consequences.

Shifts to our sector weighting were implemented through cash flow from both changes in our stock/bond allocation that on the whole moved assets to the bond side of the equation as well as through positive net cash flow from ongoing investments. Deploying additional assets to the Fund's bond portion has not yet added value, yet we are confident that it ultimately will, based on our analysis of current market conditions. In our view, we have been fortunate to be able to add bonds at levels we view as attractive over the coming period. In addition, we still believe that the relative value relationships between the stock and bond markets should support our recent portfolio decisions.

Moreover, we also looked for year-end conditions to be worsened by a memory effect in the fixed income markets of last year's market meltdown compounded by an anticipated increase in the supply of corporate bonds to pressure that market. In our opinion, the surprise has not been so much that these events have happened but that they happened somewhat earlier in the year than we had expected.

We have certainly seen the markets pressured by a rush by corporate treasurers to issue debt earlier in the year before Y2K approaches and in front of whatever additional tightening by the Fed that may occur. Our corporate bond weighting shrank from 35% to 30% over the period. Comfort in the bond market with dealers and buyers alike (including us) has been with large, liquid issues that have come to market mainly financing merger related activity. These mega deals have held their value best in thinly traded markets.

Over the period, we sold Computer Associates, Qwest Communications, Pitney Bowes, Norfolk and Southern to name a few, not because we did not favor the names, but because they had performed well for the Fund and we looked to re-deploy assets into U.S. Treasuries and shorter maturity corporate issues. At the same time some new names were added, all in the three year and under maturity arena, including names such as Bank One, Sun Microsystems, Wal-Mart, and Cable and Wireless.+

U.S. Treasuries over the period increased from 39% to 50% of the holdings. We continue to believe that they will be the best performing sector as we look out at the second half of the year, as fears about Y2K make liquid U.S. Treasuries more attractive.

The Concert Social Awareness Fund's bond portion closes out the period with an ever so slight defensive duration posture. As noted, we had looked for a positive year for bond investors as we began the year. The

----------
++ The Lehman Intermediate Treasury Index is a broad measure of performance of intermediate (five to ten years) government and corporate fixed-rate issues.

+     Securities held in the Fund as of July 31, 1999 are subject to change.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  3
surprise has not necessarily been that the economy has refused to moderate to any great degree but how early the market became nervous and began to evaluate all Fed comments and policy decisions to the downside. It seems that the only debate left for the rest of 1999 is whether we see one or two more monetary policy tightenings by the Fed.

Thank you for your continued support of our efforts on your behalf.

Sincerely,


                           /s/ Heath B. McLendon
                           ------------------------------
                           Heath B. McLendon
                           Chairman

/s/ Ellen S. Cammer                        /s/ Robert J. Brady, CFA
----------------------------               ---------------------------------
Ellen S. Cammer                            Robert J. Brady, CFA
Vice President and                         Vice President and
Investment Officer                         Investment Officer

September 3, 1999

--------------------------------------------------------------------------------
Top Ten Holdings*                                            As of July 31, 1999
--------------------------------------------------------------------------------
 1. International Business Machines Corp.                                   4.0%
--------------------------------------------------------------------------------
 2. Amgen, Inc.                                                             3.3
--------------------------------------------------------------------------------
 3. Lowe's Cos., Inc.                                                       3.0
--------------------------------------------------------------------------------
 4. EMC Corp.                                                               2.7
--------------------------------------------------------------------------------
 5. Chase Manhattan Corp.                                                   2.7
--------------------------------------------------------------------------------
 6. Home Depot, Inc.                                                        2.6
--------------------------------------------------------------------------------
 7. Cisco Systems, Inc.                                                     2.5
--------------------------------------------------------------------------------
 8. Schering-Plough Corp.                                                   2.2
--------------------------------------------------------------------------------
 9. Xerox Corp.                                                             2.2
--------------------------------------------------------------------------------
10. Enron Corp.                                                             2.2
--------------------------------------------------------------------------------

*     As a percentage of total common stock.


--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
ISSUES THAT COUNT
--------------------------------------------------------------------------------

Deriving potential long-term investment success from a "best of class" approach

Today we live in an investment climate where new technology, buzzwords and dot.com mania are the norm. We are as guilty as the next practitioner of fostering this trend of "new speak." For example, over the years we have asked our shareholders to think in non-traditional out-of-the-box investment terms such as "social awareness" and "best-of class." How do these and other issues affect the way in which we manage assets?

In past reports, we presented our views regarding the growing body of evidence suggesting that the social issues of the workplace, the environment and our communities are becoming increasingly crucial to more and more companies today. In our opinion, issues that were historically not included in traditional investment analysis are becoming value-producing elements of successful investing. To compete effectively in an interconnected global economy experiencing with low inflation, business managers must meet the challenges posed by operational issues relating to:

      o workforce productivity/demographics (family benefits, flex-hours, childcare, foreign worker outsourcings)

      o climatic/environmental effects (i.e., natural resource usage, process emissions, product recovery)

      o community/consumer relations (i.e., image, siting, restructuring, brand recognition).

We measure a particular company's "awareness" by its level of acknowledgement and its ability to respond to the seemingly non-financial, cultural factors they confront in a dynamic and fast-paced marketplace. Measuring this "awareness" is clearly an imprecise exercise. In fact, meaningful analysis by asset managers is still relatively new and evolving. We frame our efforts around a "best of class" methodology.

We seek to identify companies with management teams that recognize and constructively address the convergence between financial, social and environmental issues. We believe our integrated approach to stock selection and building portfolios enables us to identify top-quality corporate management teams that we believe can create strong and competitive advantages for their companies while remaining industry leaders. This unique approach takes into account all the non-financial factors that significantly affect corporations across their particular industries. In turn, that selectivity can, we believe, aid us in achieving our long-term portfolio goals of providing competitive risk-adjusted investment returns to our shareholders. (Of course, past performance in not indicative of future results.)

We seek to evaluate the capacity of companies to manage the "non-financial" drivers of performance by focusing on the following means:

      o     direct dialogue with corporate management

      o     independent social research

      o publicly available information from industry/trade associations, government agencies, public interest groups and others.

KEY ISSUES WE CONSIDER. . .

Environment, Health & Safety

o Risk Management -- the capacity to manage environmental risks as evidenced by the company's corporate governance capability, EHS management system strength and auditing capabilities, compliance and safety record, supply chain management, occupational and product safety, and off-site impacts.

o Penetration -- the degree to which the company is strategically positioned to anticipate and profit from consumer value shifts (i.e., product safety) as well as from other environmentally driven opportunities, as evidenced by how EHS issues are integrated across the functional areas of the business.

o Efficiency -- the sensitivity of the company to the price and availability of water, energy, raw materials, waste treatment and disposal, in addition to output


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  5

"life cycle" issues such as product durability and recyclability.

Workplace

o Diversity -- the ability to attract and retain a multicultural talent pool as evidenced by the composition of the company's board and management team, diversity policies, employee participation and compensation practices, and recruitment, mentoring, and training programs.

o Employee Relations -- the capability to enhance productivity and reduce turnover and other disruptions through programs relating to compensation, benefits, wellness, alternative work arrangements, family leave, child care, elder care, etc.

o Labor Relations -- the proficiency to minimize work stoppages and negative media exposure arising from U.S. labor relationships as well as non-U.S. labor issues from direct or supplier involvement with sweatshops, forced labor, or child labor.

Community

o Transparency -- the ability to leverage relationships with customers, consumers, and strategic opinion leaders during challenging periods as evidenced by the nature and extent of engagement with such groups on business-relevant public policy issues.

o Mission-consistent Giving -- the capacity to further the company's mission, market access, and brands through philanthropic giving.

o Human Rights -- the proficiency to anticipate and manage human rights issues arising from operations in repressive regimes or in countries that lack public participation in decision making, as evidenced by the nature and extent of its engagement in public policy dialogue surrounding human rights.

We think that our investment strategy may differ from other more traditional socially screened investment products in ways such as:

o We incorporate societal and environmental trends in top-down economic and market analysis to identify preferred sectors for investment as well as assess the long-term growth potential of particular stocks.

o Our investments are diversified to cover virtually all the major sectors of the economy, rather than concentrating on the environmental technology sector and other "green" companies.

o Our investment policy takes a proactive approach to stock selection, rather than simply an exclusionary approach governed by ethical criteria.

o Our investment analysis not only considers a management team's proficiency at controlling downside risks, but also uniquely examines management's ability to derive and drive strategic value from the social and environmental issues facing their particular industry.


--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      --------------------
                      Beginning     End      Income    Capital Gain    Total
Period Ended          of Period  of Period  Dividends  Distributions  Returns(1)
================================================================================
7/31/99                 $25.94     $25.77     $0.13        $0.65        2.38%+
--------------------------------------------------------------------------------
1/31/99                  20.57      25.94      0.26         0.53       30.47
--------------------------------------------------------------------------------
1/31/98                  19.36      20.57      0.55         1.99       19.89
--------------------------------------------------------------------------------
1/31/97                  19.00      19.36      0.60         1.32       12.41
--------------------------------------------------------------------------------
1/31/96                  15.91      19.00      0.52         0.52       26.47
--------------------------------------------------------------------------------
1/31/95                  17.72      15.91      0.47         0.66       (3.82)
--------------------------------------------------------------------------------
1/31/94                  16.85      17.72      0.56         1.46       17.80
--------------------------------------------------------------------------------
Inception* -- 1/31/93    16.80      16.85      0.11         0.85        6.12+
================================================================================
  Total                                       $3.20        $7.98
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      --------------------
                      Beginning     End      Income    Capital Gain    Total
Period Ended          of Period  of Period  Dividends  Distributions  Returns(1)
================================================================================
7/31/99                 $25.96     $25.79     $0.03        $0.65        1.99%+
--------------------------------------------------------------------------------
1/31/99                  20.63      25.96      0.14         0.53       29.50
--------------------------------------------------------------------------------
1/31/98                  19.42      20.63      0.40         1.99       18.95
--------------------------------------------------------------------------------
1/31/97                  19.05      19.42      0.45         1.32       11.60
--------------------------------------------------------------------------------
1/31/96                  15.97      19.05      0.42         0.52       25.58
--------------------------------------------------------------------------------
1/31/95                  17.79      15.97      0.35         0.66       (4.54)
--------------------------------------------------------------------------------
1/31/94                  16.84      17.79      0.34         1.46       16.88
--------------------------------------------------------------------------------
1/31/93                  17.26      16.84      0.50         1.49        9.68
--------------------------------------------------------------------------------
1/31/92                  15.61      17.26      0.55         0.88       19.96
--------------------------------------------------------------------------------
1/31/91                  15.57      15.61      0.51         0.46        6.80
--------------------------------------------------------------------------------
1/31/90                  15.03      15.57      0.71         0.38       10.76
================================================================================
  Total                                       $4.40       $10.34
================================================================================


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  7

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      --------------------
                      Beginning     End      Income    Capital Gain    Total
Period Ended          of Period  of Period  Dividends  Distributions  Returns(1)
================================================================================
7/31/99                 $26.03     $25.86     $0.03        $0.65        1.99%+
--------------------------------------------------------------------------------
1/31/99                  20.68      26.03      0.14         0.53       29.53
--------------------------------------------------------------------------------
1/31/98                  19.46      20.68      0.40         1.99       18.97
--------------------------------------------------------------------------------
1/31/97                  19.08      19.46      0.45         1.32       11.65
--------------------------------------------------------------------------------
1/31/96                  15.97      19.08      0.42         0.52       25.77
--------------------------------------------------------------------------------
1/31/95                  17.79      15.97      0.35         0.66       (4.54)
--------------------------------------------------------------------------------
Inception* -- 1/31/94    17.54      17.79      0.28         1.46       11.83+
================================================================================
  Total                                       $2.07        $7.13
================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                   Without Sales Charges(1)
                                               ---------------------------------
                                               Class A      Class B      Class L
================================================================================
Six Months Ended 7/31/99+                        2.38%       1.99%        1.99%
--------------------------------------------------------------------------------
Year Ended 7/31/99                              18.19       17.29        17.34
--------------------------------------------------------------------------------
Five Years Ended 7/31/99                        17.97       17.08        17.14
--------------------------------------------------------------------------------
Ten Years Ended 7/31/99                           N/A       12.87          N/A
--------------------------------------------------------------------------------
Inception* through 7/31/99                      16.13       12.54        14.72
================================================================================

                                                     With Sales Charges(2)
                                               ---------------------------------
                                               Class A      Class B      Class L
================================================================================
Six Months Ended 7/31/99+                       (2.76)%     (2.98)%       0.00%
--------------------------------------------------------------------------------
Year Ended 7/31/99                              12.31       12.29        15.18
--------------------------------------------------------------------------------
Five Years Ended 7/31/99                        16.76       16.98        16.91
--------------------------------------------------------------------------------
Ten Years Ended 7/31/99                           N/A       12.87          N/A
--------------------------------------------------------------------------------
Inception* through 7/31/99                      15.25       12.54        14.53
================================================================================


--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/99)                             173.73%
--------------------------------------------------------------------------------
Class B (7/31/89 through 7/31/99)                                235.51
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/99)                             337.56
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/99)                             135.56
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                  9

--------------------------------------------------------------------------------
Concert Social Awareness Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Concert Social Awareness Fund vs. the Lehman Government/Corporate Bond Index, Lehman Government/Corporate Long-Term Bond Index and Standard & Poor's 500 Index+

--------------------------------------------------------------------------------

                             July 1989 -- July 1999

                               [GRAPHIC OMITTED]

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1999. The Lehman Government/Corporate Bond Index is a combination of the Government and Corporate Bond indexes, including U.S. Treasury and agency securities and yankee bonds. The Lehman Government/Corporate Long-Term Bond Index is a combination of Government and Corporate bonds with maturities of 10 years or more. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

   [THE FOLLOWING CHART WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

              Basic Materials                              4.9%
              Communication Services                       4.6%
              Consumer Cyclicals                          20.5%
              Consumer Staples                            12.2%
              Financial Services                          17.4%
              Health Care                                  8.5%
              Publishing - Periodicals                     2.5%
              Technology                                  20.8%
              Transportation                               3.6%
              Utilities                                    5.0%

*     As a percentage of total common stock.

Investment Breakdown**
--------------------------------------------------------------------------------

   [THE FOLLOWING CHART WAS DEPICITED AS A PIE GRAPH IN THE PRINTED MATERIAL.]

              Mortgage-Backed Securities                   4.3%
              Repurchase Agreement                         0.3%
              Corporate Bonds and Notes                    8.7%
              Asset-Backed Securities                      1.6%
              Common Stock                                69.5%
              U.S. Government Agencies & Obligations      15.6%

**    As a percentage of total investments.


--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                July 31, 1999
--------------------------------------------------------------------------------

      SHARES                        SECURITY                           VALUE
================================================================================
COMMON STOCK -- 70.5%

Basic Materials -- 3.5%
     110,000    Alcoa, Inc.                                         $ 6,586,250
      56,386    BP Amoco PLC                                          6,533,728
      50,000    Nucor Corp.                                           2,425,000
      80,000    Praxair, Inc.                                         3,690,000
--------------------------------------------------------------------------------
                                                                     19,234,978
--------------------------------------------------------------------------------
Communication Services -- 3.2%
      33,750    AT&T Corp.                                            1,752,891
     140,000    Anixter International, Inc.                           2,765,000
      80,000    Bell Atlantic Corp.                                   5,100,000
      90,931    MCI Worldcom, Inc.                                    7,501,807
      20,000    Time Warner Telecom, Inc.+                              622,500
--------------------------------------------------------------------------------
                                                                     17,742,198
--------------------------------------------------------------------------------
Consumer Cyclicals -- 14.5%
     108,000    Black & Decker Corp.*                                 6,237,000
      43,500    Caliber Learning Network, Inc.                          212,062
     100,000    Deere & Co.                                           3,825,000
     254,687    Dollar General Corp.                                  6,733,288
      34,000    eToys, Inc.+                                          1,357,875
     160,000    Home Depot, Inc.*                                    10,210,000
     242,500    Interface, Inc.                                       2,167,344
     143,400    Kaufman & Broad Home Corp.                            2,984,512
      52,256    Koninklijke Philips                                   5,284,388
      74,700    Liz Clairborne, Inc.                                  2,899,294
     220,000    Lowe's Cos., Inc.                                    11,605,000
     149,250    May Department Stores Co.                             5,774,109
     175,000    Office Depot, Inc.+                                   3,281,250
     110,000    Rite Aid Corp.*                                       2,330,625
     219,450    Staples Inc.                                          6,336,619
     202,000    Wal-Mart Corp.                                        8,534,500
--------------------------------------------------------------------------------
                                                                     79,772,866
--------------------------------------------------------------------------------
Consumer Staples -- 8.6%
     122,220    Albertsons, Inc.                                      6,072,806
     150,100    Brinker International, Inc.                           4,184,037
     214,800    Kroger Co.+                                           5,651,925
     139,800    Newell Co.*                                           6,046,350
     167,000    Pepsi Bottling Group, Inc.                            3,945,375
     248,000    Sysco Corp.                                           8,106,500
      26,000    Tricon Global Restaurants, Inc.                       1,057,875
      98,214    Unilever NV                                           6,862,703
     187,000    Wendy's International, Inc.                           5,434,688
--------------------------------------------------------------------------------
                                                                     47,362,259
--------------------------------------------------------------------------------
Financial Services -- 12.3%
     135,000    Ace Ltd.                                              3,138,750
      51,705    Ageon  N.V. American                                  3,936,043
      91,094    Allstate Corp.                                        3,233,837
      55,000    American Express Co.                                  7,246,250
      41,400    American International Group, Inc.                    4,807,575

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 1999
--------------------------------------------------------------------------------

      SHARES                        SECURITY                           VALUE
================================================================================
Financial Services -- 12.3% (continued)
     132,000    Associates First Capital Corp.                     $  5,057,250
      82,941    BankAmerica Corp.                                     5,505,209
      70,000    Bank of Boston Corp.                                  3,285,625
     136,576    Chase Manhattan Corp.                                10,499,280
       4,750    Donaldson, Lufkin & Jenrette, Inc. - DLJdirect+         102,422
      75,200    Freddie Mac                                           4,314,600
     100,000    Hartford Financial Services, Inc.                     5,400,000
      75,000    IndyMac Mortage Holdings, Inc.                        1,185,937
      96,400    Lincoln National Corp.                                4,820,000
      70,800    St. Paul Cos., Inc.                                   2,203,650
      56,210    UnumProvident Corp.                                   2,908,868
--------------------------------------------------------------------------------
                                                                     67,645,296
--------------------------------------------------------------------------------
Health Care -- 6.0%
     166,000    Amgen, Inc.                                          12,761,250
      42,800    C.R. Bard, Inc.                                       2,081,150
     100,000    HealthSouth Corp.+                                    1,225,000
      68,000    Johnson & Johnson                                     6,264,500
      24,600    Merck & Co, Inc.                                      1,665,112
     146,000    Schering-Plough Corp.                                 7,154,000
     110,500    Tenet Healthcare Corp.                                1,982,094
--------------------------------------------------------------------------------
                                                                     33,133,106
--------------------------------------------------------------------------------
Publishing - Periodicals -- 1.7%
     100,000    Readers Digest Association                            3,481,250
      69,800    Tribune Co.                                           6,146,763
--------------------------------------------------------------------------------
                                                                      9,628,013
--------------------------------------------------------------------------------
Technology -- 14.7%
     132,000    Automatic Data Processing                             5,288,250
     156,900    Cisco Systems, Inc.                                   9,747,412
     120,000    Compaq Computer Corp.                                 2,880,000
      70,000    Electronic Data Systems Corp.                         4,221,875
     174,000    EMC Corp.+                                           10,537,875
      71,000    Intel Corp.                                           4,899,000
     124,800    International Business Machine Corp.                 15,685,800
       4,000    Juniper Networks, Inc.+                                 649,750
     127,852    Lucent Technologies, Inc.                             8,318,371
      66,000    Pitney Bowes, Inc.                                    4,199,250
      85,200    Sun Microsystems, Inc.                                5,782,950
     176,000    Xerox Corp.                                           8,580,000
--------------------------------------------------------------------------------
                                                                     80,790,533
--------------------------------------------------------------------------------
Transportation -- 2.5%
     132,000    Norfolk Southern Corp.                                3,861,000
     156,375    Southwest Airlines Co.*                               2,892,938
     145,000    US Freightways Corp.                                  7,159,375
--------------------------------------------------------------------------------
                                                                     13,913,313
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 1999
--------------------------------------------------------------------------------

      SHARES                        SECURITY                           VALUE
================================================================================
Utilities -- 3.5%
      44,000    AES Corp.                                          $  2,640,000
     102,100    Enron Corp.                                           8,697,644
     190,000    Williams Cos., Inc.                                   7,991,875
--------------------------------------------------------------------------------
                                                                     19,329,519
--------------------------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost -- $212,333,152)                              388,552,081
================================================================================

      FACE
     AMOUNT                         SECURITY                           VALUE
================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 13.1%
                U.S. Treasury Notes:
 $ 1,000,000       5.625% due 10/31/99                              $ 1,001,230
     750,000       7.125% due 2/29/00                                   758,422
   4,400,000       6.250% due 8/31/00                                 4,435,684
   1,000,000       5.375% due 2/15/01                                   997,860
   5,000,000       5.750% due 6/30/01                                 5,009,500
   2,000,000       6.250% due 10/31/01                                2,023,900
   3,000,000       5.875% due 11/30/01                                3,012,930
   2,978,000       6.375% due 8/15/02                                 3,025,767
   1,000,000       5.750% due 8/15/03                                   995,360
   9,000,000       5.250% due 5/15/04                                 8,798,490
   3,000,000       5.875% due 11/15/05                                2,978,730
   5,000,000       6.500% due 10/15/06                                5,117,500
   5,000,000       5.500% due 5/15/09                                 4,848,800
                U.S. Treasury Bonds:
   6,500,000       7.250% due 5/15/16                                 7,083,570
   3,000,000       7.125% due 2/15/23                                 3,285,840
  11,800,000       6.000% due 2/15/26                                11,360,686
   7,000,000       5.250% due 2/15/29                                 6,181,070
   5,000,000    U.S. Treasury Strip, 0.000% due 11/15/21              1,222,850
--------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS
                (Cost -- $72,507,659)                                72,138,189
================================================================================
CORPORATE BONDS AND NOTES -- 10.1%
Financial Services -- 4.6%
   3,000,000    Associates Corp. of North America, Sr. Notes,
                   5.750% due 11/1/03                                 2,876,250
   2,000,000    BankAmerica, Sub. Debenture Note, 7.750%
                   due 7/15/02                                        2,052,500
   2,000,000    Bank One Corp., Notes, 6.400% due 8/1/02              1,992,500
   2,000,000    Countrywide Home Loan, Medium Term Notes,
                   6.380% due 10/8/02                                 1,980,000
                Fannie Mae:
   4,000,000       5.875% due 4/23/04                                 3,870,840
   3,000,000       6.500% due 4/29/09                                 2,850,300
   1,000,000    First USA Bank, Notes, 6.375% due 10/23/00            1,006,250
   2,000,000    Lehman Brothers Holdings, Medium Term Notes,
                   6.050% due 4/28/00                                  2,000,480

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 1999
--------------------------------------------------------------------------------

      FACE
     AMOUNT                         SECURITY                           VALUE
================================================================================
Financial Services -- 4.6% (continued)
                Merrill Lynch & Co. Inc., Notes:
 $ 1,000,000       6.000% due 1/15/01                              $    997,500
   2,000,000       6.875% due 11/15/18                                1,855,000
   2,000,000    Morgan Stanley Dean Witter & Co., Notes,
                   6.875% due 3/1/07                                  1,965,000
   2,000,000    Norwest Corp. Notes, 6.875% due 8/8/00                1,977,500
--------------------------------------------------------------------------------
                                                                     25,424,120
--------------------------------------------------------------------------------
Industrial -- 4.6%
   4,000,000    Cable & Wireless Co., Yankee Issue,
                   6.375% due 3/6/03                                  3,925,000
   2,000,000    IBM Corp., Notes, 5.375% due 2/1/09                   1,805,000
   2,500,000    Lucent Technologies, Inc., Notes,
                   7.250% due 7/15/06                                 2,565,625
   2,000,000    Norfolk Southern Corp., Debentures
                   6.700% due 5/1/00                                  2,012,500
   2,000,000    Fred Meyer Inc., Notes, 7.375% due 3/1/05             2,005,000
     317,255    Southwest Airlines Co., Series 1994-A3,
                   8.700% due 7/1/11                                    342,537
   3,000,000    Staples Inc., Sr. Notes 7.125% due 8/15/07            2,966,250
   2,000,000    Tenet Healthcare Corp., Sr. Notes,
                   8.625% due 12/1/03                                 1,992,500
                Time Warner Inc., Notes:
   1,500,000       7.950% due 2/1/00                                  1,511,250
   2,000,000       6.950% due 1/15/28                                 1,815,000
   2,375,000    Tricon Global Restaurant, Sr. Notes,
                   7.450% due 5/15/05                                 2,351,250
   2,000,000    Xerox Corp., Notes, 5.250% due 12/15/03               1,905,000
--------------------------------------------------------------------------------
                                                                     25,196,912
--------------------------------------------------------------------------------
Utilities -- 0.9%
   2,200,000    Enron Corp., Notes, 6.950% due 7/15/28                1,977,250
   3,000,000    MCI Worldcom Inc., Notes, 7.750% due 4/01/07          3,120,000
--------------------------------------------------------------------------------
                                                                      5,097,250
--------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS AND NOTES
                (Cost -- $57,946,542)                                55,718,282
================================================================================
ASSET-BACKED SECURITIES -- 1.6%
   3,000,000    Chase Credit Card Master Trust, Series 1997-2,
                   6.300% due 4/15/03                                 3,014,100
   2,000,000    Discover Card Master, Series 1993-B,
                   6.750% due 2/16/02                                 2,006,340
     267,957    Equity Credit Corp., Home Equity Loan Trust,
                   Series 1993-3, 5.150% due 9/15/08                    260,023
   2,000,000    MBNA  Master Credit Trust, Series 1995-f,
                   6.600% due 1/15/03                                 2,014,160
   1,500,000    Sears Credit Accout Master Trust, Series 95-4,
                   8.100% due 6/15/04                                 1,526,460
--------------------------------------------------------------------------------
                TOTAL ASSET-BACKED SECURITIES
                (Cost -- $8,825,430)                                  8,821,083
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 1999
--------------------------------------------------------------------------------

      FACE
     AMOUNT                         SECURITY                           VALUE
================================================================================
MORTGAGE-BACKED SECURITIES -- 4.4%
                Federal Home Loan Mortgage Association (FHLMA):
  $    4,970       6.250% due 7/1/02                               $      4,712
       9,354       8.500% due 12/1/02                                     9,823
   1,875,767    Federal Home Loan Mortgage Corporation (FHLMC),
                   7.000% due 2/1/29                                  1,835,306
                Federal National Mortgage Association (FNMA):
   2,000,000       6.375% due 6/15/09                                 1,949,180
   1,245,315       6.000% due 2/1/11                                  1,191,991
   1,929,192       6.000% due 12/1/13                                 1,846,584
   3,994,390       7.000% due 1/1/13                                  3,980,649
   2,725,047       6.000% due 6/1/13                                  2,608,361
   2,419,119       6.000% due 2/1/14                                  2,315,532
      64,261       8.000% due 7/1/24                                     65,647
   2,539,678       6.500% due 11/1/27                                 2,419,044
     978,756       6.500%  due 3/1/29                                   932,265
     992,467       6.500% due 4/1/29                                    945,325
   2,000,000       7.000% due 7/1/29                                  1,955,620
   2,000,161    Government National Mortgage Association (GNMA),
                   6.500% due 7/15/29                                 1,899,513
--------------------------------------------------------------------------------
                TOTAL MORTGAGE-BACKED SECURITIES
                (Cost -- $24,709,985)                                23,959,552
================================================================================
REPURCHASE AGREEMENT -- 0.3%
   1,714,000    J.P. Morgan Securities, 5.050% due 8/02/99;
                Proceeds at maturity -- $1,714,721; (Fully
                collateralized  by U.S. Treasury Notes, 3.625%
                due 1/15/08; Market Value -- $1,748,283)
                (Cost -- $1,714,000)                                  1,714,000
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $378,036,768**)                           $550,903,187
================================================================================

 +    Non-income producing security.

 *    A portion of security is on loan (Note 7).

**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 15

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    July 31, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $378,036,768)                        $550,903,187
   Cash                                                                         176
   Collateral for securities on loan (Note 7)                            45,161,062
   Receivable for securities sold                                         8,646,750
   Interest receivable                                                    2,540,538
   Receivable for Fund shares sold                                          240,469
   Dividends receivable                                                     229,383
-----------------------------------------------------------------------------------
   Total Assets                                                         607,721,565
-----------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 7)                               45,161,062
   Dividends payable                                                     13,899,685
   Investment advisory fees payable                                         258,881
   Distribution fees payable                                                103,762
   Administration fees payable                                               94,022
   Payable for Fund shares purchased                                            830
   Accrued expenses                                                          87,605
-----------------------------------------------------------------------------------
   Total Liabilities                                                     59,605,847
-----------------------------------------------------------------------------------
Total Net Assets                                                       $548,115,718
===================================================================================

NET ASSETS:
   Par value of shares of beneficial interest                          $     21,261
   Capital paid in excess of par value                                  354,479,462
   Undistributed net investment income                                    1,066,090
   Accumulated net realized gain from security transactions              19,682,486
   Net unrealized appreciation of investments                           172,866,419
-----------------------------------------------------------------------------------
Total Net Assets                                                       $548,115,718
===================================================================================

Shares Outstanding:
   Class A                                                               11,767,308
   --------------------------------------------------------------------------------
   Class B                                                                8,606,970
   --------------------------------------------------------------------------------
   Class L                                                                  886,753
   --------------------------------------------------------------------------------

Net Asset Value:
   Class A (and redemption price)                                      $      25.77
   --------------------------------------------------------------------------------
   Class B *                                                           $      25.79
   --------------------------------------------------------------------------------
   Class L **                                                          $      25.86
   --------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)   $      27.13
   --------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)   $      26.12
===================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)       For the Six Months Ended July 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                            $  4,343,712
   Dividends                                                              2,731,986
   Less: Foreign withholding tax                                           (221,411)
-----------------------------------------------------------------------------------
   Total Investment Income                                                6,854,287
-----------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                             1,541,533
   Investment advisory fees (Note 2)                                      1,464,025
   Administration fees (Note 2)                                             532,373
   Shareholder and system servicing fees                                    296,418
   Shareholder communications                                                63,473
   Registration fees                                                         50,303
   Audit and legal                                                           24,080
   Trustees' fees                                                            10,550
   Custody                                                                    9,178
   Other                                                                      6,140
-----------------------------------------------------------------------------------
   Total Expenses                                                         3,998,073
-----------------------------------------------------------------------------------
Net Investment Income                                                     2,856,214
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                                 83,986,929
     Cost of securities sold                                             64,290,706
-----------------------------------------------------------------------------------
   Net Realized Gain                                                     19,696,223
-----------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                                184,034,044
     End of period                                                      172,866,419
-----------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                              (11,167,625)
-----------------------------------------------------------------------------------
Net Gain on Investments                                                   8,528,598
-----------------------------------------------------------------------------------
Increase in Net Assets From Operations                                 $ 11,384,812
===================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 17

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended July 31, 1999 (unaudited) and the Year Ended January 31, 1999

                                                            July 31        January 31
======================================================================================
OPERATIONS:
   Net investment income                                $   2,856,214    $   3,884,886
   Net realized gain                                       19,696,223       20,369,855
   Increase (decrease) in net unrealized appreciation     (11,167,625)      89,166,525
--------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                  11,384,812      113,421,266
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                   (1,790,124)      (3,895,688)
   Net realized gains                                     (13,899,685)      (9,770,057)
--------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                        (15,689,809)     (13,665,745)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                       104,495,968      107,012,876
   Net asset value of shares issued for
     reinvestment of dividends                              1,688,614       12,933,222
   Cost of shares reacquired                              (49,457,623)    (105,542,323)
--------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                               56,726,959       14,403,775
--------------------------------------------------------------------------------------
Increase in Net Assets                                     52,421,962      114,159,296
NET ASSETS:
   Beginning of period                                    495,693,756      381,534,460
--------------------------------------------------------------------------------------
   End of period*                                       $ 548,115,718    $ 495,693,756
======================================================================================
* Includes undistributed net investment income of:      $   1,066,090               --
======================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Concert Social Awareness Fund ("Fund"), a separate investment fund of Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and one other separate investment fund, the Smith Barney Large Cap Blend Fund. The financial statements and financial highlights for the other fund are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities and U.S. government agency and obligations are valued at the mean between the bid and asked prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on an accrual basis including the amortization of premium and the accretion of discount, where applicable; (g) gains and losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Trust's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group. For the six months ended July 31, 1999, SSB did not receive any brokerage commissions.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended July 31, 1999, CFBDS and SSB received sales charges of $198,000 and $77,000 on sales of the Fund's Class A and Class L shares, respectively.

In addition, CDSCs paid to CFBDS and SSB were:

                                                         Class B      Class L
================================================================================
CDSC                                                     $58,000       $3,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively. For the six months ended July 31, 1999, total Distribution Plan fees incurred were:

                                           Class A       Class B      Class L
================================================================================
Distribution Plan Fees                    $373,444    $1,068,805      $99,284
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the six months ended July 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                        $137,287,769
--------------------------------------------------------------------------------
Sales                                                              83,986,929
================================================================================

At July 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                    $180,507,804
Gross unrealized depreciation                                      (7,641,385)
--------------------------------------------------------------------------------
Net unrealized appreciation                                      $172,866,419
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements  (unaudited) (continued)
--------------------------------------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 1999, the Fund had no open futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 1999, the Fund had no open purchased call or put options.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing trans action is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When a written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended July 31, 1999, the Fund did not write any call or put options.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 21

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 1999, the Fund had loaned common stocks having a value of $43,527,764 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Commercial Paper:
  Corporate Receivables, 5.136% due 5/24/99                          $ 1,684,895
Certificate of Deposit:
  Svenska Handelsbanken, 4.930% due 10/25/99                           2,692,942
Time Deposits:
  Bank Brussels Lambert, 5.156% due 8/2/99                             8,775,678
  Bank of Montreal, 5.125% due 8/2/99                                  5,781,628
  Barclays Bank PLC, 5.125% due 8/2/99                                 5,667,465
  Chase Manhattan Bank, 5.125% due 8/2/99                             14,890,988
  Toronto Dominion Bank, 5.125% due 8/2/99                             5,667,466
--------------------------------------------------------------------------------
Total                                                                $45,161,062
================================================================================

Income earned by the Fund from securities loaned for the six months ended July 31, 1999 was $27,751.

8. Shares of Beneficial Interest

At July 31, 1999, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At July 31, 1999, total paid-in capital amounted to the following for each class:

                                   Class A           Class B           Class L
================================================================================
Total Paid-in Capital            $210,040,393      $124,282,906      $20,177,424
================================================================================


--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                              Six Months Ended                             Year Ended
                                                July 31, 1999                           January 31, 1999
                                          -------------------------                --------------------------
                                          Shares             Amount                Shares              Amount
=================================================================================================================
Class A
Shares sold                             1,700,400         $ 44,584,691            2,805,213         $ 64,000,378
Shares issued on reinvestment              54,023            1,413,532              345,011            7,960,380
Shares reaquired                         (860,522)         (22,624,871)          (2,099,048)         (47,939,818)
-----------------------------------------------------------------------------------------------------------------
Net Increase                              893,901         $ 23,373,352            1,051,176         $ 24,020,940
=================================================================================================================
Class B
Shares sold                             1,944,869         $ 51,124,010            1,490,823         $ 34,432,215
Shares issued on reinvestment               9,530              249,870              201,924            4,688,797
Shares reaquired                         (981,692)         (25,737,885)          (2,401,577)         (54,426,551)
-----------------------------------------------------------------------------------------------------------------
Net Decrease                             (972,707)        $(25,635,995)            (708,830)        $(15,305,539)
=================================================================================================================
Class L+
Shares sold                               333,263         $  8,787,267              364,743         $  8,580,283
Shares issued on reinvestment                 959               25,212               12,059              280,988
Shares reaquired                          (41,182)          (1,094,867)            (129,984)          (2,962,207)
-----------------------------------------------------------------------------------------------------------------
Net Increase                              293,040         $  7,717,612              246,818         $  5,899,064
=================================================================================================================
Class Y++
Shares sold                                    --                   --                   --         $         --
Shares issued on reinvestment                  --                   --                  131                3,057
Shares reaquired                               --                   --              (10,819)            (213,747)
-----------------------------------------------------------------------------------------------------------------
Net Decrease                                   --                   --              (10,688)        $   (210,690)
=================================================================================================================

+     On June 12, 1998, Class C shares were renamed Class L shares.

++    As of January 31, 1999, all Class Y shares were fully redeemed.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 23

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class A Shares                                  1999(1)(2)       1999(2)    1998            1997         1996        1995
===========================================================================================================================
Net Asset Value, Beginning of Period              $25.94         $20.57      $19.36        $19.00       $15.91      $17.72
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.18           0.29        0.48          0.57         0.61        0.57
  Net realized and unrealized gain (loss)           0.43           5.87        3.27          1.71         3.52       (1.25)
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.61           6.16        3.75          2.28         4.13       (0.68)
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.13)         (0.26)      (0.55)        (0.60)       (0.52)      (0.47)
  Net realized gains                               (0.65)         (0.53)      (1.99)        (1.32)       (0.52)      (0.66)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.78)         (0.79)      (2.54)        (1.92)       (1.04)      (1.13)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $25.77         $25.94      $20.57        $19.36       $19.00      $15.91
---------------------------------------------------------------------------------------------------------------------------
Total Return                                        2.38%++       30.47%      19.89%        12.41%       26.47%      (3.82)%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $303,226       $282,060    $202,026      $178,072     $175,007    $159,247
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.16%+         1.19%       1.19%         1.28%        1.21%       1.33%
  Net investment income                             1.40+          1.23        2.34          2.98         3.10        2.89
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               16%            36%         62%           68%          81%        103%
===========================================================================================================================

(1)   For the six months ended July 31, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class B Shares                                  1999(1)(2)       1999(2)    1998            1997         1996        1995
===========================================================================================================================
Net Asset Value, Beginning of Period              $25.96         $20.63      $19.42        $19.05       $15.97      $17.79
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.08           0.11        0.33          0.43         0.49        0.39
  Net realized and unrealized gain (loss)           0.43           5.89        3.27          1.71         3.53       (1.20)
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.51           6.00        3.60          2.14         4.02       (0.81)
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.03)         (0.14)      (0.40)        (0.45)       (0.42)      (0.35)
  Net realized gains                               (0.65)         (0.53)      (1.99)        (1.32)       (0.52)      (0.66)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.68)         (0.67)      (2.39)        (1.77)       (0.94)      (1.01)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $25.79         $25.96      $20.63        $19.42       $19.05      $15.97
---------------------------------------------------------------------------------------------------------------------------
Total Return                                        1.99%++       29.50%      18.95%        11.60%       25.58%      (4.54)%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $221,960       $198,181    $172,115      $202,597     $226,360    $216,035
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.91%+         1.94%       1.95%         2.03%        1.94%       2.00%
  Net investment income                             0.65+          0.49        1.62          2.23         2.37        2.21
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               16%            36%         62%           68%          81%        103%
===========================================================================================================================

(1)   For the six months ended July 31, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 25

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class L Shares                                  1999(1)(2)       1999(2)(3)     1998         1997         1996      1995(4)
============================================================================================================================
Net Asset Value, Beginning of Period              $26.03           $20.68      $19.46       $19.08       $15.97     $17.79
----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                             0.09             0.11        0.34         0.44         0.45       0.38
  Net realized and unrealized gain (loss)           0.42             5.91        3.27         1.71         3.60      (1.19)
----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.51             6.02        3.61         2.15         4.05      (0.81)
----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.03)           (0.14)      (0.40)       (0.45)       (0.42)     (0.35)
  Net realized gains                               (0.65)           (0.53)      (1.99)       (1.32)       (0.52)     (0.66)
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.68)           (0.67)      (2.39)       (1.77)       (0.94)     (1.01)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $25.86           $26.03      $20.68       $19.46       $19.08     $15.97
----------------------------------------------------------------------------------------------------------------------------
Total Return                                        1.99%++         29.53%      18.97%       11.65%       25.77%     (4.54)%
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $22,930          $15,453      $7,173       $4,000       $3,396     $1,972
----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.90%+           1.92%       1.93%        2.01%        1.94%      1.98%
  Net investment income                             0.66+            0.46        1.54         2.25         2.31       2.24
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               16%              36%         62%          68%          81%       103%
============================================================================================================================

(1)   For the six months ended July 31, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)   On June 12, 1998, Class C shares were renamed Class L shares.

(4) On November 7, 1994, the former Class D shares were renamed Class C shares.

++ Total return is not annualized as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
26                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 19, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees for the Fund.

The results of the vote were as follows:

                                 Shares Voted            Percentage         Shares Voted       Percentage
Name of Trustees                      For               Shares Voted          Against         Shares Voted
==========================================================================================================
Lee Abraham                     28,169,081.410             98.099%          545,771.835           1.901%
Allan J. Bloostein              28,181,393.982             98.142           533,459.263           1.858
Jane F. Dasher                  28,171,508.847             98.108           543,344.398           1.892
Donald R. Foley                 28,141,523.891             98.003           573,329.354           1.997
Richard E. Hanson, Jr.          28,182,408.558             98.146           532,444.687           1.854
Paul Hardin                     28,187,430.410             98.163           527,422.835           1.837
Heath B. McLendon               28,187,190.089             98.162           527,663.156           1.838
Roderick C. Rasmussen           28,179,477.573             98.136           535,375.672           1.864
John P. Toolan                  28,186,096.598             98.159           528,756.647           1.841
==========================================================================================================


--------------------------------------------------------------------------------
Concert Social Awareness Fund                                                 27

Concert Social
Awareness Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Robert J. Brady, CFA
Vice President and Investment Officer

Ellen S. Cammer
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9699
Providence, RI 02940-9699

This report is submitted for the general information of shareholders of Concert Social Awareness Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a Service mark of Salomon Smith Barney Inc.

Concert Social Awareness Fund

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

[UNION LABEL] 341

[RECYCLE LOGO]    Because we care about the environment, this annual report has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

FD0423 9/99



                                     [PHOTO OMITTED]

[GRAPHIC OMITTED]             Smith Barney
                              Large Cap
                              Blend Fund

                              ------------------
                              SEMI-ANNUAL REPORT
                              ------------------

                              July 31, 1999

                              [LOGO] Smith Barney
                                     Mutual Funds

Smith Barney
Large Cap Blend Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Large Cap Blend Fund ("Fund") seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. companies with market capitalizations in excess of $5 billion at time of investment.

Smith Barney Large Cap Blend Fund
Average Annual Total Returns
July 31, 1999

                                         Without Sales Charge(1)
                           -----------------------------------------------------
                           Class A    Class B     Class L     Class O
================================================================================
Six Months+                  1.99%      1.69%      1.63%        1.74%
--------------------------------------------------------------------------------
One-Year                    13.73      13.10      12.89        13.10
--------------------------------------------------------------------------------
Five-Year                   17.86      17.27        N/A          N/A
--------------------------------------------------------------------------------
Since Inception++           14.11      13.54      11.80        17.27
================================================================================

                                          With Sales Charge(2)
                           -----------------------------------------------------
                           Class A    Class B     Class L     Class O
================================================================================
Six Months+                 (3.10)%    (3.28)%    (0.37)%       0.75%
--------------------------------------------------------------------------------
One-Year                     8.06       8.10      10.75        12.10
--------------------------------------------------------------------------------
Five-Year                   16.65      17.17        N/A          N/A
--------------------------------------------------------------------------------
Since Inception++           13.25      13.54      10.81        17.27
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B, L and O shares are November 6, 1992, November 6, 1992, June 15, 1998 and August 15, 1994, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

We noted in our last shareholder letter our intention to restructure the Fund by constraining its "bets" versus the overall stock market. We implemented these changes in the first quarter of this year. Now the Fund has limited bets on both a sector and individual stock basis, aligning the Fund much closer to the broader market.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

           Class A                      SGIAX
           Class B                      SGIBX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter.............................................1

Historical Performance.........................................4

Smith Barney Large Cap Blend Fund
at a Glance....................................................7

Schedule of Investments........................................8

Statement of Assets and Liabilities...........................12

Statement of Operations.......................................13

Statements of Changes in Net Assets...........................14

Notes to Financial Statements.................................15

Financial Highlights..........................................20

Additional Shareholder Information............................25

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]              [PHOTO OMITTED]

HEATH B. MCLENDON            R. JAY GERKEN, CFA

Chairman                     Vice President and Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Large Cap Blend Fund ("Fund") for the period ended July 31, 1999. We hope you find this report to be useful and informative.

For your convenience, we have outlined the investment strategy of the Fund and its current portfolio strategy. A detailed summary of performance and current holdings of the Fund can be found in the appropriate sections that follow.

Performance Update

Performance of the Fund was a positive 1.99% over the last six months for its Class A shares without sales charges. The Fund's Class A shares lagged the Standard & Poor's 500 Index ("S&P 500") return of 4.5% over the same period. (The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.)

In our view, some of the Fund's underperformance was due to the one-time costs of the transition discussed in greater detail in the "Recent Portfolio Changes" section, when the Fund changed to a portfolio much more closely aligned to the overall market.

Market and Economic Overview

The stock market set record highs during the six months ended July 31, 1999. These new market highs were supported by strong corporate earnings reports, and renewed confidence that worldwide growth was turning upwards. Bond investors were not as fortunate. For the stronger economy stirred fears of inflation, as well as the reality of the Federal Reserve Board ("Fed") boosting interest rates by 0.25% in late June.

Climbing stock prices were, in some sense, a continuation of the strong stock markets of the last several years. As before, the major U.S. stock indices hit new highs. But in other ways, the last six months have been different. Over the past several years large-sized company stocks have outperformed small ones, and growth stocks have outperformed value. But in the last six months small stocks and value stocks have improved their relative price performance. And we think it likely that this change will persist for a significant time period, as relative performance often rotates between asset classes.

Investment Philosophy

As befits its name, the Fund employs a "blend" stock selection philosophy. The term "blend" refers to an approach that combines growth and value investment styles. Growth investors look for companies that they believe are going to grow earnings quickly; value investors look for stocks that are priced at less than their intrinsic value. As blend investors, we try to pay as little as possible for as much growth as possible. And we focus on large cap companies, typically those with market capitalizations greater than $5 billion.

The blend moniker is appropriate for this Fund not only because of the blend of growth and value characteristics, but also because of its blend of quantitative and qualitative approaches to portfolio management. There are a number of quantitative measures we look at to judge growth and value. And there are qualitative measures that we also believe are important to the success of an investment.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              1

Quantitative growth measures that we examine include historical earnings progression, forecasted earnings growth, earnings revisions, and corporate profitability. Value measures include price-to-earnings, price-to-book and price-to-sales ratios. Taken together, these measures provide a quantitative look at our universe of large-cap stocks. They allow us to estimate the growth and value characteristics of each stock, and to put together an optimal blend portfolio that balances these characteristics.

In addition to quantitative measures, we believe that qualitative factors are also a critical aspect of our investment decision-making. Issues such as management changes, corporate strategy and evolution of the competitive landscape are important to reaching judgments about a company's future prospects.

Recent Portfolio Changes

We noted in our last shareholder letter our intention to restructure the Fund by constraining its "bets" versus the overall stock market. We implemented these changes in the first quarter of 1999. Now the Fund has limited bets on both a sector and individual stock basis, aligning the Fund much closer to the broader market. These changes have resulted in a number of trades, affecting approximately one-half of the Fund's portfolio. As a result, there were a particularly large number of trades over the last six months. Some of the more important changes are described below, with a focus on the top ten Fund holdings.

The top holdings in the Fund now more closely track the overall market. Companies like General Electric, Microsoft, Intel, IBM, Cisco Systems, Merck and MCI WorldCom* are among the top ten positions in the Fund and among the ten highest in market capitalization as well. All seven of these companies, except IBM, were in the Fund six months ago. IBM brings to the portfolio superb technology businesses. The company has a dominant mainframe computer line and is rapidly increasing its information services product offerings. IBM has also profited from the Internet by selling combinations of hardware, software and services to its e-business customers.

The remaining three names in the Fund's top ten are Ameritech, Hewlett-Packard, and Mobil. Although large companies in their own right, they are not among the very largest in the stock market. Each of these companies was also in the Fund at the beginning of the year. Ameritech, one of the regional Bell operating companies, is in the process of merging with SBC Communications. H-P has seen its fortunes revive based upon stronger printer and personal computer sales. And Mobil is in the process of merging with Exxon. If successful, the resulting merged entity will be the world's largest oil company.

The Fund is now more diversified than has been the case in the past. Securities held in the portfolio have risen from 76 issues six months ago to 119 today. We continue to manage the Fund as a fully invested equity portfolio. As a result, cash (or short-term investments) is only 0.7% of total investments as of July 31, 1999. Under most market conditions we intend to continue our substantial commitment to stocks.

Market Outlook

We expect strong underlying fundamentals to the market and the economy over the next year. Nonetheless, stock prices may well continue to be volatile -- as we have seen recently. As always, there are a number of uncertainties in the markets. One that looms large today is the question of whether or not the Fed will continue to raise interest rates. Many investors anticipate one additional increase by the Fed. A series of rate increases, however, would likely trigger a market decline.

Although we acknowledge the market's jitters and uncertainties, we think it unlikely that the Fed will follow such a course, as we believe that inflation will continue to remain low. We believe that with high worldwide industrial capacity and rapidly dropping prices for information technologies, surging inflation is a distant threat.

----------
* Please note the Fund's holdings are subject to change.


--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders

Thank you for your investment in the Smith Barney Large Cap Blend Fund. We look forward to continuing to help you pursue your long-term financial goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon               /s/ R. Jay Gerken

Heath B. McLendon                   R. Jay Gerken
Chairman                            Vice President
                                    and Investment Officer

August 23, 1999

--------------------------------------------------------------------------------
Top Ten Holdings*                            As of July 31, 1999
--------------------------------------------------------------------------------
 1. General Electric Co.                                     3.1%
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                          2.9
--------------------------------------------------------------------------------
 3. Intel Corp.                                              2.7
--------------------------------------------------------------------------------
 4. International Business Machines Corp.                    2.4
--------------------------------------------------------------------------------
 5. Ameritech Corp.                                          2.3
--------------------------------------------------------------------------------
 6. Cisco Systems, Inc.                                      1.8
--------------------------------------------------------------------------------
 7. Hewlett-Packard Co.                                      1.7
--------------------------------------------------------------------------------
 8. MCI WorldCom, Inc.                                       1.6
--------------------------------------------------------------------------------
 9. Mobil Corp.                                              1.5
--------------------------------------------------------------------------------
10. Merck & Co., Inc.                                        1.5
--------------------------------------------------------------------------------
* As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning     End       Income    Capital Gain     Total
Period Ended         of Period  of Period   Dividends  Distributions  Returns(1)
================================================================================
7/31/99                $17.88     $17.82     $0.01        $0.40          1.99%+
--------------------------------------------------------------------------------
1/31/99                 15.72      17.88      0.12         0.87         20.69
--------------------------------------------------------------------------------
1/31/98                 14.30      15.72      0.19         0.70         16.30
--------------------------------------------------------------------------------
1/31/97                 12.16      14.30      0.20         0.18         20.97
--------------------------------------------------------------------------------
1/31/96                  9.62      12.16      0.20         0.20         30.97
--------------------------------------------------------------------------------
1/31/95                 10.36       9.62      0.19         0.14         (3.93)
--------------------------------------------------------------------------------
1/31/94                  9.58      10.36      0.23         0.00         10.70
--------------------------------------------------------------------------------
Inception* -- 1/31/93    9.50       9.58      0.00         0.00          0.84+
================================================================================
  Total                                      $1.14        $2.49
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning     End       Income    Capital Gain     Total
Period Ended         of Period  of Period   Dividends  Distributions  Returns(1)
================================================================================
7/31/99                $17.86     $17.76     $0.00        $0.40          1.69%+
--------------------------------------------------------------------------------
1/31/99                 15.72      17.86      0.06         0.87         20.13
--------------------------------------------------------------------------------
1/31/98                 14.33      15.72      0.14         0.70         15.65
--------------------------------------------------------------------------------
1/31/97                 12.19      14.33      0.15         0.18         20.43
--------------------------------------------------------------------------------
1/31/96                  9.65      12.19      0.15         0.20         30.23
--------------------------------------------------------------------------------
1/31/95                 10.38       9.65      0.14         0.14         (4.33)
--------------------------------------------------------------------------------
1/31/94                  9.58      10.38      0.15         0.00         10.01
--------------------------------------------------------------------------------
Inception* -- 1/31/93    9.50       9.58      0.00         0.00          0.84+
================================================================================
  Total                                      $0.79        $2.49
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning     End       Income    Capital Gain     Total
Period Ended         of Period  of Period   Dividends  Distributions  Returns(1)
================================================================================
7/31/99                $17.87     $17.76     $0.00        $0.40          1.63%+
--------------------------------------------------------------------------------
Inception* -- 1/31/99   16.89      17.87      0.01         0.87         11.57+
================================================================================
  Total                                      $0.01        $1.27
================================================================================


--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class O Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning     End       Income    Capital Gain     Total
Period Ended         of Period  of Period   Dividends  Distributions  Returns(1)
================================================================================
7/31/99                $17.86     $17.77     $0.00        $0.40          1.74%+
--------------------------------------------------------------------------------
1/31/99                 15.72      17.86      0.06         0.87         20.14
--------------------------------------------------------------------------------
1/31/98                 14.33      15.72      0.14         0.70         15.65
--------------------------------------------------------------------------------
1/31/97                 12.19      14.33      0.15         0.18         20.43
--------------------------------------------------------------------------------
1/31/96                  9.65      12.19      0.15         0.20         30.23
--------------------------------------------------------------------------------
Inception* -- 1/31/95    9.91       9.65      0.06         0.14         (0.58)+
================================================================================
  Total                                      $0.56        $2.49
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning     End       Income    Capital Gain     Total
Period Ended         of Period  of Period   Dividends  Distributions  Returns(1)
================================================================================
7/31/99                $17.93     $17.87     $0.05        $0.40          2.19%+
--------------------------------------------------------------------------------
1/31/99                 15.73      17.93      0.15         0.87         21.16
--------------------------------------------------------------------------------
1/31/98                 14.34      15.73      0.28         0.70         16.76
--------------------------------------------------------------------------------
1/31/97                 12.16      14.34      0.22         0.18         21.48
--------------------------------------------------------------------------------
Inception* -- 1/31/96   12.08      12.16      0.00         0.00           N/A**
================================================================================
  Total                                      $0.70        $2.15
================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                              Without Sales Charge(1)
                                  ----------------------------------------------
                                  Class A   Class B   Class L   Class O  Class Y
================================================================================
Six Months Ended 7/31/99+           1.99%     1.69%     1.63%     1.74%    2.19%
--------------------------------------------------------------------------------
Year Ended 7/31/99                 13.73     13.10     12.89     13.10    14.13
--------------------------------------------------------------------------------
Five Years Ended 7/31/99           17.86     17.27       N/A       N/A      N/A
--------------------------------------------------------------------------------
Inception* through 7/31/99         14.11     13.54     11.80     17.27    17.67
================================================================================
                                                With Sales Charge(2)
                                  ----------------------------------------------
                                  Class A   Class B   Class L   Class O  Class Y
================================================================================
Six Months Ended 7/31/99+          (3.10)%   (3.28)%   (0.37)%    0.75%    2.19%
--------------------------------------------------------------------------------
Year Ended 7/31/99                  8.06      8.10     10.75     12.10    14.13
--------------------------------------------------------------------------------
Five Years Ended 7/31/99           16.65     17.17       N/A       N/A      N/A
--------------------------------------------------------------------------------
Inception* through 7/31/99         13.25     13.54     10.81     17.27    17.67
================================================================================


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              5

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                       Without Sales Charge(1)
================================================================================
Class A (Inception* through 7/31/99)                           143.26%
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/99)                           135.17
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/99)                            13.38
--------------------------------------------------------------------------------
Class O (Inception* through 7/31/99)                           120.40
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/99)                            76.78
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00% respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L, O and Y shares are November 6, 1992, November 6, 1992, June 15, 1998, August 15, 1994 and January 31, 1996,
      respectively.

**    Information is not meaningful since the class was only open for one day.


--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A and B Shares of the
Smith Barney Large Cap Blend Fund vs. Standard &Poor's 500 Index+
--------------------------------------------------------------------------------
                           November 1992 -- July 1999

                                  [LINE GRAPH]

+ Hypothetical illustration of $10,000 invested in Class A and B shares at inception on November 6, 1992, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1999. The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

             [THE FOLLOWING INFORMATION WAS DEPICTED AS A BAR CHART
                           IN THE PRINTED MATERIALS.]

17.3%             Electronic Technology
17.1%             Finance
12.3%             Utilities
10.2%             Healthcare
 6.6%             Technology Services
 6.6%             Retail Trade
 5.8%             Consumer Non-Durables
 4.6%             Consumer Services
 4.2%             Energy Minerals
 3.4%             Non-Energy Minerals
11.9%             Other

* As a percentage of total common stock.

Investment Breakdown
--------------------------------------------------------------------------------

             [THE FOLLOWING INFORMATION WAS DEPICTED AS A PIE CHART
                           IN THE PRINTED MATERIALS.]

 0.7%             Cash Equivalent
99.3%             Common Stock


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                July 31, 1999
--------------------------------------------------------------------------------

         SHARES                      SECURITY                         VALUE
================================================================================
COMMON STOCK -- 99.3%

Commercial Services -- 0.5%
         60,000     W.W. Grainger, Inc.                             $ 2,835,000
--------------------------------------------------------------------------------
Consumer Durables -- 1.6%
        105,000     Ford Motor Co.                                    5,105,625
         45,000     General Motors Corp.(a)                           2,742,188
         31,600     Shaw Industries, Inc.                               665,575
--------------------------------------------------------------------------------
                                                                      8,513,388
--------------------------------------------------------------------------------
Consumer Non-Durables -- 5.8%
         65,000     Anheuser-Busch Cos., Inc.                         5,130,937
         65,000     Coca-Cola Co.                                     3,920,313
         25,000     Gillette Co.                                      1,095,313
         80,000     Kimberly-Clark Corp.                              4,880,000
        130,000     PepsiCo Inc.                                      5,086,250
         60,000     Philip Morris Cos., Inc.                          2,235,000
         70,000     Procter & Gamble Co.                              6,335,000
         55,000     V.F. Corp.                                        2,172,500
--------------------------------------------------------------------------------
                                                                     30,855,313
--------------------------------------------------------------------------------
Consumer Services -- 4.6%
         50,000     America Online, Inc. (b)                          4,756,250
         60,000     Comcast Corp., Class A Shares (b)                 2,310,000
         40,000     Cox Communications, Inc. (a) (b)                  1,497,500
         65,000     H&R Block, Inc.                                   3,550,625
         45,000     McDonald's Corp.                                  1,875,938
         90,000     TCA Cable Television, Inc.                        5,276,250
        100,000     Viacom Inc., Class B Shares (b)                   4,193,750
         45,000     Walt Disney Co.                                   1,243,125
--------------------------------------------------------------------------------
                                                                     24,703,438
--------------------------------------------------------------------------------
Electronic Technology -- 17.3%
         85,000     AlliedSignal, Inc.                                5,498,438
        150,000     Cisco Systems, Inc. (b)                           9,318,750
        175,000     Dell Computer Corp.  (b)                          7,153,125
         80,000     Gulfstream Aerospace Corp. (b)                    5,320,000
         85,000     Hewlett-Packard Co.                               8,898,438
        100,000     International Business Machines Corp.            12,568,750
        210,000     Intel Corp.                                      14,490,000
         95,000     LM Ericsson Telephone Co. ADR                     3,045,938
        120,000     Lucent Technologies, Inc.                         7,807,500
         55,000     Motorola, Inc.                                    5,018,750
        100,000     SCI Systems, Inc. (b)                             5,275,000
        135,000     Seagate Technology, Inc. (a) (b)                  3,628,125
         60,000     United Technologies Corp.                         4,001,250
--------------------------------------------------------------------------------
                                                                     92,024,064
--------------------------------------------------------------------------------
Energy Minerals -- 4.2%
        120,000     Conoco Inc., Class A Shares(a)                    3,127,500
         85,000     Exxon Corp.                                       6,746,875


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 1999
--------------------------------------------------------------------------------

         SHARES                      SECURITY                         VALUE
================================================================================
Energy Minerals -- 4.2% (continued)
         80,000     Mobil Corp.                                     $ 8,180,000
         85,000     Phillips Petroleum Co.                            4,361,562
--------------------------------------------------------------------------------
                                                                     22,415,937
--------------------------------------------------------------------------------
Finance -- 16.9%
        120,000     A.G. Edwards, Inc.                                3,315,000
         55,000     American International Group, Inc.                6,386,875
        120,000     BankAmerica Corp.                                 7,965,000
         85,000     Bear Stearns Cos., Inc.                           3,596,563
         80,000     Chase Manhattan Corp.                             6,150,000
         50,000     CIGNA Corp.                                       4,409,375
        125,000     Conseco, Inc.                                     3,601,562
         60,000     Equitable Companies, Inc                          3,855,000
         35,000     Fannie Mae                                        2,415,000
         50,000     First Union Corp.                                 2,300,000
         90,000     Fleet Financial Group, Inc.                       3,645,000
         28,000     Goldman Sach Group, Inc.(a)                       1,800,750
        130,000     GreenPoint Financial Corp.                        4,208,750
         70,000     Hartford Financial Services Group, Inc.           3,780,000
         35,000     J.P. Morgan & Co., Inc.                           4,475,625
        120,000     KeyCorp                                           3,780,000
        120,000     Mercury General Corp.                             4,117,500
         65,000     Morgan Stanley Dean Witter & Co.                  5,858,125
         75,000     PNC Bank Corp.                                    3,965,625
         90,000     Starwood Hotels & Resorts Worldwide, Inc. (a)     2,430,000
        115,000     UnionBanCal Corp.                                 4,140,000
         15,700     UnumProvident Corp.                                 812,475
        105,000     Washington Mutual, Inc.                           3,602,812
--------------------------------------------------------------------------------
                                                                     90,611,037
--------------------------------------------------------------------------------
Healthcare -- 10.2%
         50,000     Abbott Laboratories                               2,146,875
         20,000     American Home Products Corp.                      1,020,000
         55,000     Amgen, Inc. (b)                                   4,228,125
         20,000     Baxter International, Inc.                        1,373,750
         50,000     Biogen, Inc. (b)                                  3,440,625
         80,000     Bristol - Myers Squibb Co.                        5,320,000
         70,000     Eli Lilly & Co.                                   4,593,750
         70,000     Johnson & Johnson                                 6,448,750
         55,000     McKesson HBOC, Inc.                               1,708,438
        120,000     Merk & Co., Inc.                                  8,122,500
        128,000     Mylan Laboratories Inc.                           2,912,000
        150,000     Pfizer Inc.                                       5,090,625
         25,000     Schering - Plough Corp.                           1,225,000
         90,000     Watson Pharmaceuticals, Inc. (a)(b)               3,099,375
         45,000     Wellpoint Health Networks, Inc.,
                      Class A Shares (b)                              3,695,625
--------------------------------------------------------------------------------
                                                                     54,425,438
--------------------------------------------------------------------------------
Industrial Services -- 0.8%
         110,000      Fluor Corp.                                     4,406,875
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 1999
--------------------------------------------------------------------------------

         SHARES                      SECURITY                         VALUE
================================================================================
Non-Energy Minerals -- 3.4%
        105,000     Air Products and Chemicals, Inc.                $ 3,510,937
         85,000     Alcoa, Inc.                                       5,089,375
         40,000     Dow Chemical Co.                                  4,960,000
        105,000     Rohm & Hass Co.                                   4,475,625
--------------------------------------------------------------------------------
                                                                     18,035,937
--------------------------------------------------------------------------------
Process Industries -- 3.1%
         150,000    General Electric Co.                             16,350,000
--------------------------------------------------------------------------------
Producer Manufacturing -- 2.9%
         80,000     Caterpillar Inc.(a)                               4,690,000
         31,451     Delphi Automotive Systems Corp.                     566,118
         70,000     Ingersoll - Rand Co.                              4,501,875
         40,000     Johnson Controls, Inc.                            2,742,500
         50,000     Lexmark International Group, Inc.,
                      Class A Shares (b)                              3,150,000
--------------------------------------------------------------------------------
                                                                     15,650,493
--------------------------------------------------------------------------------
Publishing -- 1.6%
         50,000     Knight - Ridder, Inc.(a)                          2,681,250
         85,000     New York Times Co., Class A Shares (a)            3,341,562
         80,000     Readers Digest Association, Inc.                  2,785,000
--------------------------------------------------------------------------------
                                                                      8,807,812
--------------------------------------------------------------------------------
Retail Trade -- 6.5%
         72,450     Albertson's, Inc.                                 3,599,859
         35,000     Best Buy Co., Inc. (b)                            2,611,875
         82,500     The Gap, Inc.(a)                                  3,856,875
         70,000     The Home Depot, Inc.                              4,466,875
        100,000     The Limited, Inc.                                 4,568,750
         97,500     May Department Stores Co.                         3,772,031
        100,000     SUPERVALU Inc.                                    2,275,000
        120,000     The TJX Companies, Inc.                           3,967,500
        140,000     Wal-Mart Stores, Inc.                             5,915,000
--------------------------------------------------------------------------------
                                                                     35,033,765
--------------------------------------------------------------------------------
Technology Services -- 6.5%
         95,000     Automatic Data Processing, Inc.                   3,805,938
         95,000     BMC Software, Inc. (b)                            5,118,125
         95,000     Electronic Data Systems Corp.                     5,729,687
        180,000     Microsoft Corp. (b)                              15,446,250
        120,000     Unisys Corp. (b)                                  4,897,500
--------------------------------------------------------------------------------
                                                                     34,997,500
--------------------------------------------------------------------------------
Transportation -- 1.2%
         45,000     AMR Corp. (b)                                     2,919,375
         65,000     Knightsbridge Tankers Ltd.                        1,157,812
        120,000     Southwest Airlines Co.                            2,220,000
--------------------------------------------------------------------------------
                                                                      6,297,187
--------------------------------------------------------------------------------
Utilities -- 12.2%
        170,000     Ameritech Corp.                                  12,452,500
        135,000     AT&T Corp.                                        7,011,563


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 1999
--------------------------------------------------------------------------------

         SHARES                      SECURITY                         VALUE
================================================================================
Utilities -- 12.2% (continued)
         15,000     Bell Atlantic Corp.                             $   956,250
        110,000     BellSouth Corp.                                   5,280,000
        115,000     Coastal Corp.                                     4,549,687
         60,000     DTE Energy Co. (a)                                2,347,500
         55,000     Duke Energy Corp.                                 2,911,563
        100,000     Edison International                              2,531,250
         85,000     GTE Corp.                                         6,263,437
        105,000     MCI WorldCom, Inc. (b)                            8,662,500
        265,000     Niagara Mohawk Power Corp. (b)                    4,173,750
        100,000     PECO Energy Co.                                   4,237,500
         25,000     SBC Communications, Inc.                          1,429,688
         45,000     US West, Inc.                                     2,579,062
--------------------------------------------------------------------------------
                                                                     65,386,250
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost-- $404,151,835)                           531,349,434
================================================================================
          FACE
         AMOUNT                      SECURITY                         VALUE
================================================================================
REPURCHASE AGREEMENT -- 0.7%
     $3,975,000     J.P. Morgan & Co., 5.050% due 8/2/99; Proceeds at
                    maturity -- $3,976,673; (Fully collateralized by
                    U.S. Treasury Notes, 3.625% due 1/15/08;
                    Market value -- $4,054,508)(Cost -- $3,975,000)   3,975,000
================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $408,126,835*)                        $535,324,434
================================================================================

(a)   All or a portion of this security is on loan (See Note 8).

(b)   Non-income producing security.

*     Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    July 31, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $408,126,835)                    $535,324,434
   Cash                                                                 592,151
   Collateral for securities on loan (Note 8)                        32,973,600
   Receivable for securities sold                                     2,621,446
   Dividends and interest receivable                                    480,146
   Receivable for Fund shares sold                                      303,865
--------------------------------------------------------------------------------
   Total Assets                                                     572,295,642
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 8)                           32,973,600
   Dividend payable                                                  11,836,193
   Payable for securities purchased                                   1,953,375
   Investment advisory fees payable                                     200,108
   Administration fees payable                                           88,937
   Distribution fees payable                                             42,733
   Payable for Fund shares purchased                                        407
   Accrued expenses                                                     107,689
--------------------------------------------------------------------------------
   Total Liabilities                                                 47,203,042
--------------------------------------------------------------------------------
Total Net Assets                                                   $525,092,600
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                      $     29,477
   Capital paid in excess of par value                              327,429,383
   Overdistributed net investment income                               (156,550)
   Accumulated net realized gain from securities transactions        70,592,691
   Net unrealized appreciation of investments                       127,197,599
--------------------------------------------------------------------------------
Total Net Assets                                                   $525,092,600
================================================================================
Shares Outstanding:
   Class A                                                            9,870,653
--------------------------------------------------------------------------------
   Class B                                                            8,712,314
--------------------------------------------------------------------------------
   Class L                                                              253,424
--------------------------------------------------------------------------------
   Class O                                                              297,924
--------------------------------------------------------------------------------
   Class Y                                                           10,342,700
--------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                        $17.82
--------------------------------------------------------------------------------
   Class B*                                                              $17.76
--------------------------------------------------------------------------------
   Class L**                                                             $17.76
--------------------------------------------------------------------------------
   Class O**                                                             $17.77
--------------------------------------------------------------------------------
   Class Y (and redemption price)                                        $17.87
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)     $18.76
--------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)     $17.94
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations  (unaudited)      For the Six Months Ended July 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                       $  3,439,229
   Interest                                                              86,096
   Less: Foreign withholding tax                                         (5,592)
--------------------------------------------------------------------------------
   Total Investment Income                                            3,519,733
--------------------------------------------------------------------------------

EXPENSES:
   Investment advisory fees (Note 2)                                  1,189,445
   Distribution fees (Note 2)                                           855,592
   Administration fees (Note 2)                                         528,642
   Shareholder and system servicing fees                                216,130
   Shareholder communications                                            88,710
   Registration fees                                                     87,863
   Audit and legal                                                       38,687
   Custody                                                               11,780
   Trustees' fees                                                         7,480
   Other                                                                  7,488
--------------------------------------------------------------------------------
   Total Expenses                                                     3,031,817
--------------------------------------------------------------------------------
Net Investment Income                                                   487,916
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (note 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                           242,959,718
      Cost of securities sold                                       172,363,856
--------------------------------------------------------------------------------
   Net Realized Gain                                                 70,595,862
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of period                                           188,018,469
      End of period                                                 127,197,599
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                          (60,820,870)
--------------------------------------------------------------------------------
Net Gain on Investments                                               9,774,992
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 10,262,908
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended July 31, 1999 (unaudited) and the Year Ended January 31, 1999

                                                                            July 31         January 31
=======================================================================================================
OPERATIONS:
   Net investment income                                                $     487,916     $   3,374,821
   Net realized gain                                                       70,595,862        27,308,881
   Increase (decrease) in net unrealized appreciation                     (60,820,870)       58,611,216
-------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                  10,262,908        89,294,918
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     (646,266)       (3,147,777)
   Net realized gains                                                     (11,836,193)      (24,580,392)
-------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                                       (12,482,459)      (27,728,169)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                                        33,533,751        85,496,495
   Net asset value of shares issued for
      reinvestment of dividends                                               135,504        17,167,175
   Cost of shares reacquired                                              (32,162,514)      (68,037,009)
-------------------------------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                                               1,506,741        34,626,661
-------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                            (712,810)       96,193,410
NET ASSETS:
   Beginning of period                                                    525,805,410       429,612,000
-------------------------------------------------------------------------------------------------------
   End of period*                                                       $ 525,092,600     $ 525,805,410
=======================================================================================================
* Includes undistributed (overdistributed) net investment income of:    $    (156,550)    $       1,800
=======================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Large Cap Blend Fund ("Fund"), a separate investment fund of the Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and one other separate investment fund, Concert Social Awareness Fund. The financial statements and financial highlights for the other fund are presented in a separate semi-annual report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government agencies and obligations are valued at current quoted bid prices; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSBC Fund Management Inc. ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment advisor to the Trust. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another sub-


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

sidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the six months ended July 31, 1999, SSB received total brokerage commissions of $2,700.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended July 31, 1999, CFBDS and SSB received sales charges of $56,000 and $27,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                       Class B     Class L
================================================================================
CDSCs                                                  $64,000      $4,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets for each class, respectively.

For the six months ended July 31, 1999, total Distribution Plan fees incurred were:

                                                                Distribution
                                                                  Plan Fees
================================================================================
Class A                                                            $223,556
--------------------------------------------------------------------------------
Class B                                                             594,919
--------------------------------------------------------------------------------
Class L                                                              16,179
--------------------------------------------------------------------------------
Class O                                                              20,938
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the six months ended July 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                        $241,822,936
--------------------------------------------------------------------------------
Sales                                                             242,959,718
================================================================================

At July 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $145,803,734
Gross unrealized depreciation                                      (18,606,135)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $127,197,599
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreement

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.


--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At July 31, 1999, the Fund had no reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 1999, the Fund had no open futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchase option expires, the Fund will realize a loss in the amount of the premium paid. When the fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 1999, the Fund had no open purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended July 31, 1999, the Fund did not write any options.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

8. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 1999, the Fund had loaned common stocks having a value of $31,738,138 and holds the following collateral for loaned securities:

Security Description                                                     Value
================================================================================
Time Deposit:
  Barclays Bank, 5.125% due 8/2/99                                 $ 3,759,900
  Bank Brussels Lambert, 5.156% due 8/2/99                           5,870,200
  Chase, 5.125% due 8/2/99                                           6,119,053
  Chase Manhattan Bank, 5.125% due 8/2/99                            3,759,900
  Bank of Montreal, 5.125% due 8/2/99                                3,904,428
  Toronto Dominion Bank, 5.125% due 8/2/99                           3,759,900
Commercial Paper:
  Moriarty LLC, 5.123% due 8/16/99                                   2,164,746
Certificate of Deposit:
  Svenska Handelsbanken, 4.930% due 10/25/99                         3,635,473
--------------------------------------------------------------------------------
Total                                                              $32,973,600
================================================================================

Income earned by the Fund from securities loaned for the six months ended July 31, 1999 was $25,274.

9. Shares of Beneficial Interest

At July 31, 1999, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At July 31, 1999, total paid-in capital amounted to the following for each class:

                           Class A      Class B      Class L     Class O      Class Y
========================================================================================
Total Paid-in Capital   $100,978,361  $69,571,340  $4,388,921  $3,950,908  $148,569,330
========================================================================================


--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                            Six Months Ended                          Year Ended
                                             July 31, 1999                         January 31, 1998
                                    -------------------------------         -------------------------------
                                      Shares              Amount               Shares             Amount
============================================================================================================
Class A
Shares sold                          614,895          $ 11,047,491           1,569,148        $ 26,492,698
Shares issued on reinvestment          7,787               135,504             558,601           9,218,773
Shares reacquired                   (755,149)          (13,615,424)         (1,777,302)        (29,455,721)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)             (132,467)         $ (2,432,429)            350,447        $  6,255,750
============================================================================================================
Class B
Shares sold                          596,052          $ 10,717,736           1,056,092        $ 17,599,116
Shares issued on reinvestment             --                    --             462,610           7,622,062
Shares reacquired                   (944,894)          (16,908,674)         (2,233,185)        (37,011,623)
------------------------------------------------------------------------------------------------------------
Net Decrease                        (348,842)         $ (6,190,938)           (714,483)       $(11,790,445)
============================================================================================================
Class L*
Shares sold                          177,697          $  3,190,209             115,141        $  1,880,488
Shares issued on reinvestment             --                    --               2,240              36,677
Shares reacquired                    (34,638)             (612,296)             (7,016)           (106,157)
------------------------------------------------------------------------------------------------------------
Net Increase                         143,059          $  2,577,913             110,365        $  1,811,008
============================================================================================================
Class O**
Shares sold                           14,572          $    257,821              75,695        $  1,278,352
Shares issued on reinvestment             --                    --              17,564             289,663
Shares reacquired                    (37,807)             (681,120)            (90,556)         (1,463,508)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (23,235)         $   (423,299)              2,703        $    104,507
============================================================================================================
Class Y
Shares sold                          464,714          $  8,320,494           2,312,952        $ 38,245,841
Shares reacquired                    (18,760)             (345,000)                 --                  --
------------------------------------------------------------------------------------------------------------
Net Increase                         445,954          $  7,975,494           2,312,952        $ 38,245,841
============================================================================================================

* For Class L shares, transactions are for the period from June 15, 1998 (inception date) to January 31, 1999.

**    On June 12, 1998, Class C shares were renamed Class O shares.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             19

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class A Shares                              1999(1)(2)     1999(2)      1998        1997        1996(2)    1995
================================================================================================================
Net Asset Value, Beginning of Period         $17.88        $15.72      $14.30      $12.16       $9.62     $10.36
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.02          0.13        0.21        0.19        0.20       0.20
  Net realized and unrealized gain (loss)      0.33          3.02        2.10        2.33        2.74      (0.61)
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.35          3.15        2.31        2.52        2.94      (0.41)
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.01)        (0.12)      (0.19)      (0.20)      (0.20)     (0.19)
  Net realized gains                          (0.40)        (0.87)      (0.70)      (0.18)      (0.20)     (0.14)
----------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.41)        (0.99)      (0.89)      (0.38)      (0.40)     (0.33)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $17.82        $17.88      $15.72      $14.30      $12.16      $9.62
----------------------------------------------------------------------------------------------------------------
Total Return                                   1.99%++      20.69%      16.30%      20.97%      30.97%     (3.93)%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $175,811      $178,847    $151,696    $133,272    $110,089    $95,054
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.13%+        1.09%       1.09%       1.12%       1.16%      1.41%
  Net investment income                        0.20+         0.77        1.35        1.48        1.77       1.86
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          46%           29%         17%          9%         15%       127%
================================================================================================================

(1)   For the six months ended July 31, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class B Shares                             1999(1)(2)      1999(2)      1998        1997        1996(2)    1995
================================================================================================================
Net Asset Value, Beginning of Period         $17.86        $15.72      $14.33      $12.19       $9.65     $10.38
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                (0.03)         0.05        0.13        0.13        0.14       0.17
  Net realized and unrealized gain (loss)      0.33          3.02        2.10        2.34        2.75      (0.62)
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.30          3.07        2.23        2.47        2.89      (0.45)
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --         (0.06)      (0.14)      (0.15)      (0.15)     (0.14)
  Net realized gains                          (0.40)        (0.87)      (0.70)      (0.18)      (0.20)     (0.14)
----------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.40)        (0.93)      (0.84)      (0.33)      (0.35)     (0.28)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $17.76        $17.86      $15.72      $14.33      $12.19      $9.65
----------------------------------------------------------------------------------------------------------------
Total Return                                   1.69%++      20.13%      15.65%      20.43%      30.23%     (4.33)%
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $154,716      $161,801    $153,651    $137,187    $112,891    $92,153
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.63%+        1.59%       1.59%       1.62%       1.65%      1.90%
  Net investment income (loss)                (0.30)+        0.29        0.86        0.98        1.27       1.38
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          46%           29%         17%          9%         15%       127%
================================================================================================================

(1)   For the six months ended July 31, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended January 31, except where noted:

Class L Shares                                        1999(1)(2)    1999(2)(3)
============================================================================
Net Asset Value, Beginning of Period                    $17.87       $16.89
----------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                                    (0.06)       (0.04)
  Net realized and unrealized gain                        0.35         1.90
----------------------------------------------------------------------------
Total Income From Operations                              0.29         1.86
----------------------------------------------------------------------------
Less Distributions From:
----------------------------------------------------------------------------
  Net investment income                                     --        (0.01)
  Net realized gains                                     (0.40)       (0.87)
----------------------------------------------------------------------------
Total Distributions                                      (0.40)       (0.88)
----------------------------------------------------------------------------
Net Asset Value, End of Period                          $17.76       $17.87
----------------------------------------------------------------------------
Total Return++                                            1.63%       11.57%
----------------------------------------------------------------------------
Net Assets, End of Period (000s)                        $4,498       $1,972
----------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                                2.00%        1.85%
  Net investment loss                                    (0.70)       (0.37)
----------------------------------------------------------------------------
Portfolio Turnover Rate                                     46%          29%
============================================================================

(1)   For the six months ended July 31, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)   For the period from June 15, 1998 (inception date) to January 31, 1999.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class O Shares                            1999(1)(2)   1999(2)(3)   1998      1997     1996(2)   1995(4)
=======================================================================================================
Net Asset Value, Beginning of Period       $17.86       $15.72     $14.33    $12.19     $9.65     $9.91
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)              (0.03)        0.05       0.13      0.14      0.13      0.07
  Net realized and unrealized gain (loss)    0.34         3.02       2.10      2.33      2.76     (0.13)
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.31         3.07       2.23      2.47      2.89     (0.06)
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --        (0.06)     (0.14)    (0.15)    (0.15)    (0.06)
  Net realized gains                        (0.40)       (0.87)     (0.70)    (0.18)    (0.20)    (0.14)
-------------------------------------------------------------------------------------------------------
Total Distributions                         (0.40)       (0.93)     (0.84)    (0.33)    (0.35)    (0.20)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $17.77       $17.86     $15.72    $14.33    $12.19     $9.65
-------------------------------------------------------------------------------------------------------
Total Return                                 1.74%++     20.14%     15.65%    20.43%    30.23%    (0.58)%++
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $5,292       $5,736     $5,007    $2,958      $961       $85
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   1.65%+       1.59%      1.57%     1.61%     1.62%     1.83%+
  Net investment income (loss)              (0.31)+       0.28       0.86      0.94      1.11      1.44+
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        46%          29%        17%        9%       15%      127%
=======================================================================================================

(1)   For the six months ended July 31, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)   On June 12, 1998, Class C shares were renamed Class O shares.

(4)   For the period from August 15, 1994 (inception date) to January 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             23

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class Y Shares                         1999(1)(2)     1999(2)      1998       1997    1996(2)(3)
==============================================================================================
Net Asset Value, Beginning of Period    $17.93        $15.73      $14.34     $12.16     $12.08
----------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                   0.06          0.19        0.27       0.22         --
  Net realized and unrealized gain        0.33          3.03        2.10       2.36       0.08
----------------------------------------------------------------------------------------------
Total Income From Operations              0.39          3.22        2.37       2.58       0.08
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.05)        (0.15)      (0.28)     (0.22)        --
  Net realized gains                     (0.40)        (0.87)      (0.70)     (0.18)        --
----------------------------------------------------------------------------------------------
Total Distributions                      (0.45)        (1.02)      (0.98)     (0.40)        --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $17.87        $17.93      $15.73     $14.34     $12.16
----------------------------------------------------------------------------------------------
Total Return                              2.19%++      21.16%      16.76%     21.48%      N/A*
----------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $184,776      $177,449    $119,258    $78,192         $5
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                0.71%+        0.69%       0.69%      0.73%      N/A*
  Net investment income                   0.62+         1.14        1.73       1.73       N/A*
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     46%           29%         17%         9%        15%
==============================================================================================

(1)   For the six months ended July 31, 1999 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)   Inception date is January 31, 1996.

*     Information is not meaningful since the class was only open for one day.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On May 12, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees of the Fund.

The results of the vote were as follows:

                         Shares Voted     Percentage    Shares Voted    Percentage
Name of Directors             For        Shares Voted      Against     Shares Voted
====================================================================================
Lee Abraham             62,342,951.572      98.630%      865,940.611        1.370%
Allan J. Bloostein      62,384,540.377      98.696       824,351.806        1.304
Jane F. Dasher          62,392,002.787      98.708       816,889,396        1.292
Donald R. Foley         62,322,262.500      98.595       886,629.683        1.403
Richard E. Hanson, Jr.  62,380,877.618      98.690       828,014.565        1.310
Paul Hardin             62,379,975.324      98.689       828,916.859        1.311
Heath B. McLendon       62,370,291.215      98.673       838,630.968        1.327
Roderick C. Rasmussen   62,346,471.848      98.636       862,420.335        1.364
John P. Toolan          62,396,377.832      98.715       812,514.351        1.285
====================================================================================


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             25

Smith Barney
Large Cap
Blend Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

R. Jay Gerken
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Advisor

SSBC Fund Management Inc.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9699
Providence, RI 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Equity Funds -- Smith Barney Large Cap Blend Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

         SALOMONSMITHBARNEY
         ------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a Service mark of Salomon Smith Barney Inc.

Smith Barney Large Cap Blend Fund

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD0425 9/99

[RECYCLE LOGO]